Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA JPMorgan Equity-Income Portfolio

(the “Portfolio”)

Supplement dated December 12, 2019

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2019, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA JPMorgan Equity-Income Portfolio – Investment Adviser,” in the table under the heading “Portfolio Managers” references to Jonathan K.L. Simon are deleted and replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
Andrew Brandon Managing Director and Portfolio Manager	2019
David Silberman, Managing Director and Portfolio Manager	2019

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers,” the fourth paragraph under “J.P. Morgan Investment Management Inc. (JPMorgan)” is deleted in its entirety and replaced with the following:

The SA JPMorgan Equity-Income Portfolio is managed by Clare Hart, Managing Director of JPMorgan, Andrew Brandon, Managing Director of JPMorgan, and David Silberman, Managing Director of JPMorgan. Ms. Hart is the lead portfolio manager on the Portfolio and is a senior member of JPMorgan’s U.S. Equity Value portfolio management team. Ms. Hart has been a portfolio manager since 2002 and also has extensive experience as an investment analyst covering the financial services and real estate sectors. She has been employed by JPMorgan since 1999. As portfolio managers, Messrs. Brandon and Silberman share authority in the day-to-day management of the Portfolio. An employee of JPMorgan since 2000, Brandon has been an investment analyst in JPMorgan’s U.S. Equity Group since 2012. He is a CFA charterholder. An employee since 1989, Mr. Silberman assumed his current role in 2019. Prior to his current role, Mr. Silberman was the Head of the JPMorgan’s Equity Investment Director and Corporate Governance teams globally and the lead U.S. Equity Investment Director since 2008.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-8670-JEI1.1 (12/19)

Filed under Rule 497(e)

Registration No. 33-52742

SunAmerica Series Trust

SA JPMorgan Equity-Income Portfolio

(the “Portfolio”)

Supplement dated December 12, 2019

to the Portfolio’s Statement of Additional Information (“SAI”)

dated May 1, 2019, as supplemented and amended to date

Effective immediately, in the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” in the section pertaining to J.P. Morgan Investment Management Inc. (“JP Morgan”), Jonathan K.L. Simon’s information is deleted and the following is added:

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of October 31, 2019)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
JP Morgan[1]	Brandon, Andrew	5	$30,952	8	$7,727	34	$12,133
	Silberman, David	5	$30,952	8	$7,727	34	$12,133

1 The total value and number of accounts managed by a Portfolio Manager may include sub-accounts of asset allocation, multi-managed and other accounts.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAST_SAI_SUP11 (12/19)